UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08049

______________________________________________

RENAISSANCE CAPITAL GREENWICH FUNDS

______________________________________________________________________________

(Exact name of registrant as specified in charter)

165 MASON STREET

GREENWICH, CONNECTICUT 06830

______________________________________________________________________________

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Rebecca Gilding, Esq. One Lincoln Street, SUM0703 Boston, Massachusetts 02111	James Ash Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788

Registrant’s telephone number, including area code: (203) 622-2978

Date of fiscal year end: September 30th

Date of reporting period: September 30, 2017

Item 1: Shareholder Report

Global IPO Fund

2017 Annual Report

September 30, 2017

Renaissance Capital LLC
The IPO Expert

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Fund, please visit our website at www.renaissancecapital.com/Docs/Global-IPO-Fund-Prospectus.pdf or call (888) 476-3863. Read the prospectus or summary prospectus carefully before investing.

Global IPO Fund

Dear Fellow Shareholders:

For the 12 months ended September 30, 2017, the Global IPO Fund’s total return was 7.66% compared with 18.61% for the S&P 500 and 20.74% for the Russell 2000 Index.*

While the Fund’s return was positive, the Fund underperformed the broad indexes of the stock market. This occurred because during the first six months of the period investors favored established large capitalization stocks over the smaller, newer companies that comprise the IPO universe. During the second half of the period, equity performance was strong across most sectors, capitalizations and geographies. The Fund outperformed the broad indexes during the second half of the period but not enough to make up ground.

Contributing to the Fund’s performance during the period were digital ad agency platform The Trade Desk, closeout retailer Ollie’s Bargain Holdings, and Chinese retailer giant Alibaba. Detractors from performance were energy companies, including E&P operator Parsley Energy, and new IPOs, including meal kit delivery service Blue Apron and mobile messaging app Snap.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital LLC
Global IPO Fund
November 29, 2017

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The S&P 500 is a widely recognized unmanaged index of 500 large cap U.S. common stocks. The Russell 2000 is an unmanaged index that measures the performance of approximately 2,000 small cap companies in the Russell 3000.

Global IPO Fund
Annual Total Returns
Growth of a $10,000 Investment

*	The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Global IPO Fund on 9/30/2007. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2017	September 30, 2017	September 30, 2017
Global IPO Fund	7.66%	9.00%	1.18%
S&P 500 Index	18.61%	14.22%	7.44%
Russell 2000 Index	20.74%	13.79%	7.85%

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 98% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.

The Global IPO Fund’s Best Quarter	03/12	20.72%
The Global IPO Fund’s Worst Quarter	09/11	(25.81)%

Global IPO Fund
Holdings By Industry
September 30, 2017

	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets
Internet	19.4%	Distribution/Wholesale	4.3%
Retail	8.6%	Packaging & Containers	4.2%
Oil & Gas	6.3%	Machinery-Diversified	4.1%
Insurance	6.3%	Other/Cash & Equivalents	2.7%
Commercial Services	5.9%	Transportation	2.6%
Pharmaceuticals	5.9%	Auto Manufacturers	2.5%
Banks	5.8%	Real Estate Investment Trusts	2.3%
Software	5.5%	Pipelines	2.1%
Food Service	5.3%	Computers	1.0%
Healthcare-Services	5.1%	Diversified Financial Services	0.1%
		Total	100.0%

Global IPO Fund
Report Of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The Global IPO Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Global IPO Fund as of September 30, 2017, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2017

Global IPO Fund
Portfolio Of Investments
September 30, 2017

	Shares	Value
COMMON STOCK - 97.3%
AUTO MANUFACTURERS - 2.5%
Ferrari NV	1,500	$165,720

BANKS - 5.8%
Bank of NT Butterfield & Son Ltd.	5,000	183,200
First Republic Bank	2,000	208,920
		392,120
COMMERCIAL SERVICES - 5.9%
Black Knight Financial Services*	3,000	129,150
IHS Markit Ltd.*	6,000	264,480
		393,630
COMPUTERS - 1.0%
Nutanix, Inc.*	3,000	67,170

DISTRIBUTION/WHOLESALE - 4.3%
SiteOne Landscape Supply, Inc.*	5,000	290,500

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Depository Trust & Clearing Corp.* (a)(c)	—	5,136

FOOD SERVICE - 5.3%
Blue Buffalo Pet Products, Inc.*	6,000	170,100
US Foods Holding Corp.*	7,000	186,900
		357,000
HEALTHCARE-SERVICES - 5.1%
iRhythm Technologies, Inc.*	3,000	155,640
Quintiles IMS Holdings, Inc.*	2,000	190,140
		345,780
INSURANCE - 6.3%
Athene Holding Ltd.*	3,000	161,520
Kinsale Capital Group, Inc.	6,000	259,020
		420,540

See Notes to Financial Statements

Global IPO Fund
Portfolio Of Investments
September 30, 2017 (Continued)

	Shares	Value
INTERNET - 19.4%
Alibaba Group Holding Ltd. - ADR*	1,000	$172,710
Blue Apron Holdings, Inc.*	20,000	109,000
GoDaddy, Inc.*	5,000	217,550
Okta, Inc.*	7,000	197,470
Shopify, Inc.*	2,000	232,980
Trade Desk, Inc.*	6,000	369,060
		1,298,770
MACHINERY-DIVERSIFIED - 4.1%
Gardner Denver Holdings, Inc.*	10,000	275,200

OIL & GAS - 6.3%
Parsley Energy, Inc.*	7,500	197,550
WildHorse Resource Development Corp.*	17,000	226,440
		423,990
PACKAGING & CONTAINERS - 4.2%
Berry Global Group, Inc.*	5,000	283,250

PHARMACEUTICALS - 5.9%
Akcea Therapeutics, Inc.*	5,000	138,350
Zoetis, Inc.	4,000	255,040
		393,390
PIPELINES - 2.1%
Antero Midstream GP LP	7,000	143,290

REAL ESTATE INVESTMENT TRUST - 2.3%
MGM Growth Properties LLC	5,000	151,050

RETAIL - 8.6%
Floor & Décor Holdings, Inc.*	4,000	155,720
Ollie’s Bargain Outlet Holdings, Inc.*	9,000	417,600
		573,320

See Notes to Financial Statements

Global IPO Fund
Portfolio Of Investments
September 30, 2017 (Continued)

	Shares	Value
SOFTWARE - 5.5%
Atlassian Corp. PLC*	2,500	$87,875
Blackline, Inc.*	5,000	170,600
Cotiviti Holdings, Inc.*	3,000	107,940
		366,415
TRANSPORTATION - 2.6%
Schneider National, Inc.	7,000	177,100

TOTAL COMMON STOCK (Cost - $4,796,076)		6,523,371

SHORT-TERM INVESTMENTS - 8.1%
MONEY MARKET FUNDS - 8.1%
Dreyfus Institutional Preferred Government
Money Market Fund Premier Shares, 0.68%**	270,133	270,133
Milestone Treasury Obligations Fund
Institutional Shares, 0.85%**	270,133	270,133
TOTAL SHORT-TERM INVESTMENTS
(Cost - $540,266)		540,266

TOTAL INVESTMENTS - 105.4%
(Cost - $5,336,342)(b)		$7,063,637
LIABILITIES LESS OTHER ASSETS - (5.4)%		(359,022)
NET ASSETS - 100.0%		$6,704,615

*	Non-income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2017.

ADR - American Depositary Receipt

LP - Limited Partnership

LLC - Limited Liability Company

PLC - Public Limited Company

(a)	Illiquid Security: the Fund holds fractional shares of this security. The Fund has the ability to sell the security back to DTCC or to other Shareholders of the Fund.

(b)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $5,336,342. At September 30, 2017, net appreciation for all securities was $1,727,295. This consists of aggregate gross unrealized appreciation of $1,750,467 and aggregate gross unrealized depreciation of $23,172.

(c)	Fair valued security. Total market value for fair valued securities is $5,136, representing 0.08% of net assets.

See Notes to Financial Statements

Global IPO Fund
Statement Of
Assets And Liabilities
As of September 30, 2017

Assets
Investment securities
At cost	$5,336,342
At value	$7,063,637
Dividends and Interest Receivable	2,471
Due From Advisor	15,276
Prepaid Expenses and Other Assets	14,190
Total Assets	7,095,574

Liabilities
Payable for Investments Purchased	305,831
Payable for Distribution Fees	8,188
Related Party Payable	36,591
Accrued Expenses and Other Liabilities	40,349
Total Liabilities	390,959

Net Assets	$6,704,615

Net Assets Consist of:
Paid-in-Capital	$4,760,725
Accumulated Net Investment Loss	(106,417)
Accumulated Net Realized Gain on Investments	323,012
Net Unrealized Appreciation on Investments	1,727,295
$6,704,615

Net Asset Value, Offering and Redemption Price Per Share* ($6,704,615/404,070 shares of beneficial interest, without par value, unlimited number of shares authorized)	$16.59

*	The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

Global IPO Fund
Statement Of Operations
For the Year Ended September 30, 2017

Investment Income
Dividends	$15,685
Interest	638
Total Investment Income	16,323

Expenses
Investment Adviser	96,948
Federal and State Registration	27,999
Administration Fees	59,999
Transfer Agent Fees and Expenses	29,044
Professional Fees	33,503
Shareholder Reports	24,999
Distribution Fees	16,158
Trustees’ Fees	10,001
Custody Fees	8,501
Other Expenses	500
Total Expenses	307,652
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(146,140)
Net Expenses	161,512
Net Investment Loss	(145,189)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investments	622,120
Net Change in Unrealized Depreciation
During the year on Investments	(37,892)

Net Realized and Unrealized Gain (Loss) on Investments	584,228

Net Increase in Net Assets Resulting from Operations	$439,039

See Notes to Financial Statements

Global IPO Fund
Statements Of
Changes In Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
Increase in Net Assets from Operations
Net Investment Loss	$(145,189)	$(151,860)
Net Realized Gain (Loss) on Investments	622,120	(49,079)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(37,892)	687,766
Net Increase in Net Assets Resulting from Operations	439,039	486,827

Distributions To Shareholders
From net realized gains	—	(157,497)
Net decrease in net assets from distributions to shareholders	—	(157,497)

Fund Share Transactions
Proceeds from Shares Sold	191,225	91,596
Shares reinvested	—	153,997
Cost of Shares Redeemed	(1,044,498)	(1,245,170)
Redemption Fee Proceeds	1,710	202
Net Decrease in Net Assets from Fund Share Transactions	(851,563)	(999,375)

Total Decrease in Net Assets	(412,524)	(670,045)

Net Assets
Beginning of Period	7,117,139	7,787,184
End of Period*	$6,704,615	$7,117,139
* Includes Accumulated Net Investment Loss of	$(106,417)	$(114,298)

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	12,758	6,288
Shares reinvested	—	10,791
Number of Shares Redeemed	(70,378)	(88,407)
Net Decrease in Fund Shares	(57,620)	(71,328)

See Notes to Financial Statements

Global IPO Fund
Financial Highlights
For a Share Outstanding Throughout Each Period

		Year Ended September 30,
	2017	2016		2015		2014		2013
Net Asset Value, Beginning of Period	$15.41	$14.61		$16.28		$15.60		$11.03
Income (Loss) From Investment Operations
Net Investment Loss**	(0.34)	(0.30	) **	(0.38	) **	(0.32	) **	(0.15	) **
Net Realized and Unrealized Gain (Loss)	1.52	1.40		(1.29)		0.98		4.72
Total from Investment Operations	1.18	1.10		(1.67)		0.66		4.57
Less distributions from:
Net realized gains	—	(0.30)		—		—		—
Total from distributions	—	(0.30)		—		—		—
Paid-in-Capital From Redemption Fees	0.00	0.00	*	0.00	*	0.02		0.00	*
Net Asset Value, End of Period	$16.59	$15.41		$14.61		$16.28		$15.60
Total Return(1)	7.66%	7.70%		(10.26)%		4.36%		41.43%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$6,705	$7,117		$7,787		$11,277		$53,927
Ratio of Net Expenses to Average Net Assets(2)	2.50%	2.49%		2.49%		2.50%		2.50%
Ratio of Net Investment Loss to Average Net Assets(2)	(2.25)%	(2.14)%		(2.29)%		(2.04)%		(1.15)%
Ratio of Expense to Average Net Assets, excluding waivers(2)	4.76%	4.62%		3.86%		2.83%		3.47%
Ratio of Net Investment Loss to Average Net Assets, excluding waivers(2)	(4.51)%	(4.26)%		(3.66)%		(2.37)%		(2.12)%
Portfolio Turnover Rate	118.86%	109.24%		112.50%		198.00%		142.01%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.

**	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

See Notes to Financial Statements

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017

The Global IPO Fund (“Global IPO Fund” or “Fund”) is a series of Renaissance Capital Greenwich Funds (“Trust”), a Delaware Trust, operating as a registered, diversified, open-end investment company. The Trust, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in post-IPO trading.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: The values of the Fund’s securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable. The Fund may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017 (Continued)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The security is valued at book value which represents the issuer’s buy-back price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$6,518,235	$—	$5,136	$6,523,371
Money Market Funds	540,266	—	—	540,266
Total	$7,058,501	$—	$5,136	$7,063,637

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to record transfers at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017 (Continued)

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Common Stock
Beginning Balance	$4,232
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	862
Cost of purchases	42
Proceeds from sales	—
Accrued interest	—
Ending balance	$5,136

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2017 is $862.

Level 3 investments are valued using methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The investments did not have a material impact on the Fund’s net assets, therefore unobservable inputs used in formulating such valuations are not presented.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of (2015 – 2016) or expected to be taken in the Fund’s 2017 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

There were no distributions for the year ended September 30, 2017. The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

Fiscal Year Ended
September 30, 2016
Ordinary Income	$—
Long-Term Capital Gain	157,497
Return of Capital	—
$157,497

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017 (Continued)

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Post October	Capital	Other	Unrealized	Accumulated
Ordinary	Long-Term	Loss and Late	Loss Carry	Book/Tax	Appreciation/	Earnings/
Income	Gains	Year Loss	Forwards	Differences	(Depreciation)	(Deficits)
$—	$323,012	$(106,417)	$—	$—	$1,727,295	$1,943,890

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $106,417.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and tax adjustments for publicly traded partnerships, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid In	Undistributed Net	Accumulated Net
Capital	Investment Income (Loss)	Realized Gains (Loss)
$(148,781)	$153,070	$(4,289)

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

4. OTHER: Security transactions are accounted for on a trade date basis. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017 (Continued)

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay the Adviser an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the year ended September 30, 2017, the Adviser earned advisory fees of $96,948. Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.50% through January 31, 2018. During the year ended September 30, 2017, the Adviser deferred fees and reimbursed expenses of $146,140. These deferrals are subject to later recapture by the Adviser for a period of three years. Total deferrals subject to recapture by the Adviser are $426,275. These deferrals and reimbursements will expire as follows: $129,438 expiring in 2018, $150,697 expiring in 2019, and $146,140 expiring in 2020.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the overall authority of the Board. For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution and shareholder servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2017 (Continued)

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $1,710 for the year ended September 30, 2017.

E. TRUSTEES’ FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the year ended September 30, 2017, the Global IPO Fund made purchases with a cost of $7,642,207 and sales with proceeds of $8,787,202 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. SUBSEQUENT EVENTS: Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

OBTAINING ADDITIONAL INFORMATION (Unaudited)
HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Global IPO Fund
Supplemental Information
September 30, 2017 (Unaudited)

Cost of Investing

Shareholders of the Fund will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs on redemptions or redemption fees on shares sold that were held 90 days or fewer. Further, the expenses shown do not include account service fees, which may or may not be applicable, as described in the prospectus.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2017 through September 30, 2017.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(4/1/17)	(9/30/17)	(4/1/17 – 9/30/17)
Actual	$1,000.00	$1,111.20	$13.23
Hypothetical
(5% return before expenses)	1,000.00	1,012.53	12.61

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

Global IPO Fund
Trustees and Officers (Unaudited)

Name, Address and Birth Year(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(c)	Other Directorships Held By Trustee During Past Five Years
Warren K. Greene* 1936	Independent Trustee	Independent Trustee Since December 1997	President – American Investors Fund, LLC (July 2006-Present)	3	None
Walter E. Auch, Jr.* 1945	Independent Trustee	Independent Trustee Since August 2013	Senior Vice President-H.J. Sims & Co, Inc. (October 2013-2016); Managing Director – Auch Company, LLC (2001–2015)	3	None

Interested Trustees and Officers

Name, Address and Birth Year(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(c)	Other Directorships Held By Trustee During Past Five Years
Kathleen Shelton Smith 1954(d)	Interested Trustee, Chairperson, Vice President, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer; VP, Treasurer and Secretary of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
William K. Smith 1951(e)	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
Linda R. Killian 1950	Chief Investment Officer, Vice President and Secretary	Since December 1997	Vice President and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None

(a)	The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b)	The term of service for each Trustee is indefinite until a successor is duly elected and qualified.

(c)	The Fund Complex consists of the Global IPO Fund, the Renaissance IPO ETF, and the Renaissance International IPO ETF, each a series of the Trust.

(d)	An “Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

(e)	Mr. Smith is the spouse of Kathleen Shelton Smith.

*	Member of the Audit Committee

Privacy Notice  Rev. 08/2013

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL LLC (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number

●         account balances

●         account transactions

●         transaction history

●         wire transfer instructions

●         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share

Questions? Call 203-622-2978 or go to www.renaissancecapital.com

Privacy Notice (Continued)

What We Do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

●     open an account

●     provide account information

●     give us your contact information

●     make a wire transfer

●     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include: Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

Renaissance IPO ETF

Renaissance International IPO ETF

2017 Annual Report

September 30, 2017

Renaissance Capital LLC

The IPO Expert

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Funds, please visit our website at www.renaissancecapital.com/Docs/Renaissance-IPO-ETFs-Prospectus.pdf or call (866) 486-6645. Read the prospectus or summary prospectus carefully before investing.

Dear Shareholders,

Renaissance IPO ETF

For the period from October 1, 2016 to September 30, 2017, the Renaissance IPO ETF’s total return was 26.45% compared with 18.61% for the S&P500® Index.*

During the period, the Fund outperformed the broad indexes of the equity market due to strong performance of the Consumer Discretionary and Information Technology sectors. Key contributors included Italian luxury car manufacturer Ferrari and small business e-commerce and payment platform provider Shopify.

Renaissance International IPO ETF

For the period from October 1, 2016 to September 30, 2017, the Renaissance International IPO ETF’s total return was 19.08% compared with 20.15% for the MSCI ACWI ex-US Index.*

During the period, the Fund underperformed the broad indexes of the equity market due to poor performance of the Consumer Discretionary and Energy sectors. Key detractors included Ireland’s largest retail and commercial bank Allied Irish Banks and Canadian electricity distributor Hydro One.

Thank you for being a shareholder of the Renaissance IPO ETFs.

Sincerely,

William K. Smith

President

Renaissance Capital

October 19, 2017

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Funds’ prospectuses contain more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. The MSCI All Country World ex-U.S. Index is a passive index that captures large and mid-cap representation across 45 developed and emerging market countries, excluding the US. Developed and emerging market countries are defined based on company sizes, security sizes, security liquidity and certain market accessibility criteria. Developed countries are additionally subject to sustainability of economic development criteria. The index covers approximately 85% of the global equity market outside the US.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 1

Growth of a $10,000 Investment

Renaissance IPO ETF
Renaissance IPO Index
S&P 500®
$16,071
$14,137
$13,782
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
9/30/2013
11/30/2013
1/31/2014
3/31/2014
5/31/2014
7/31/2014
9/30/2014
11/30/2014
1/31/2015
3/31/2015
5/31/2015
7/31/2015
9/30/2015
11/30/2015
1/31/2016
3/31/2016
5/31/2016
7/31/2016
9/30/2016
11/30/2016
1/31/2017
3/31/2017
5/31/2017
7/31/2017
9/30/2017

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance IPO ETF on 10/14/2013. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns. The Renaissance IPO Index is a passive index provided by an affiliate of the Advisor and is calculated independently by FTSE Russell. It represents the top 80% of the market capitalization of U.S. listed companies that have gone public over the last two years.

	Average Annual Total Returns
		Since Inception
	1 Year	(10/14/2013)
Renaissance IPO ETF	26.45%	8.43%
Renaissance IPO Index	26.38%	9.13%
S&P 500®	18.61%	12.71%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 2

Growth of a $10,000 Investment

Renaissance International IPO ETF
Renaissance International IPO Index
MSCI All Country World Index ex-US
$12,242
$11,952
$11,921
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
9/30/2014
11/30/2014
1/31/2015
3/31/2015
5/31/2015
7/31/2015
9/30/2015
11/30/2015
1/31/2016
3/31/2016
5/31/2016
7/31/2016
9/30/2016
11/30/2016
1/31/2017
3/31/2017
5/31/2017
7/31/2017
9/30/2017

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance International IPO ETF on 10/06/2014. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns. The Renaissance International IPO Index is a passive index provided by an affiliate of the Advisor and independently calculated by FTSE Russell. It represents the top 80% of the market capitalization of non-U.S. listed companies that have gone public over the last two years.

	Average Annual Total Returns
		Since Inception
	1 Year	(10/06/2014)
Renaissance International IPO ETF	19.08%	6.15%
Renaissance International IPO Index	21.09%	7.01%
MSCI All Country World Index ex-US	20.15%	6.06%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statements of assets and liabilities of the Renaissance IPO ETF and the Renaissance International IPO ETF, each a series of shares of Renaissance Capital Greenwich Funds, including the portfolios of investments as of September 30, 2017, and with respect to the Renaissance IPO ETF the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 14, 2013 (commencement of operations) to September 30, 2014, with respect to Renaissance International IPO ETF the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 6, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Renaissance IPO ETF and the Renaissance International IPO ETF as of September 30, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2017

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 4

Renaissance IPO ETF
Portfolio Summary (UNAUDITED)

Top Ten Holdings

As of September 30, 2017

% of Net Assets
Ferrari NV	9.7%
Square, Inc.	8.6%
First Data Corp.	8.2%
Athene Holding, Ltd.	7.1%
Valvoline, Inc.	5.9%
ZTO Express Cayman, Inc.	5.1%
US Foods Holding Corp.	4.4%
Snap, Inc.	3.2%
Atlassian Corp. PLC	3.2%
Performance Food Group Co.	2.9%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry

As of September 30, 2017

	% of Net		% of Net
	Assets		Assets
IT Services	16.8%	Commercial Banks	2.0%
Automobiles	9.8%	Hotels, Restaurants & Leisure	1.9%
Software	8.0%	Computers & Peripherals	1.8%
Food & Staples Retailing	7.3%	Health Care Technology	1.6%
Insurance	7.1%	Machinery	1.5%
Internet Software & Services	6.6%	Commercial Services & Supplies	1.4%
Chemicals	5.9%	Semiconductors & Semiconductor Equipment	1.1%
Air Freight & Logistics	5.1%	Road & Rail	1.0%
Real Estate Investment Trusts (REITs)	5.0%	Airlines	0.8%
Oil, Gas & Consumable Fuels	4.2%	Diversified Consumer Services	0.6%
Biotechnology	2.9%	Containers & Packaging	0.5%
Building Products	2.4%	Short-Term Investments	12.1%
Specialty Retail	2.3%	Other assets less liabilities	(11.9%)
Media	2.2%	Total	100%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 5

Renaissance International IPO ETF
Portfolio Summary (UNAUDITED)

Top Ten Holdings

As of September 30, 2017

% of Net Assets
Covestro AG	7.7%
ABN AMRO Group NV	7.1%
Worldpay Group PLC	7.0%
Orsted AS	5.9%
Innogy SE	3.9%
Hydro One, Ltd.	3.7%
Japan Post Bank Co., Ltd.	3.4%
Japan Post Holdings Co., Ltd.	3.4%
ConvaTec Group PLC	3.3%
Kyushu Railway Co.	3.2%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry

As of September 30, 2017

	% of Net		% of Net
	Assets		Assets
Commercial Banks	18.8%	Pharmaceuticals	1.3%
Insurance	11.9%	Computers & Peripherals	1.2%
Electric Utilities	9.6%	Food Products	1.0%
IT Services	9.1%	Internet Software & Services	1.0%
Chemicals	7.7%	Marine	1.0%
Capital Markets	7.1%	Oil, Gas & Consumable Fuels	0.9%
Road & Rail	4.1%	Trading Companies & Distributors	0.8%
Multi-Utilities	3.9%	Commercial Services & Supplies	0.8%
Life Sciences Tools & Services	3.4%	Thrifts & Mortgage Finance	0.6%
Health Care Equipment & Supplies	3.3%	Beverages	0.5%
Machinery	2.5%	Airlines	0.5%
Electrical Equipment	2.2%	Electronic Equipment, Instruments & Components	0.4%
Food & Staples Retailing	1.7%	Other assets less liabilities	0.2%
Software	1.6%	Total	100%
Auto Components	1.5%
Health Care Providers & Services	1.4%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 6

Renaissance IPO ETF
Portfolio of Investments
September 30, 2017

Shares		Value (US$)
	COMMON STOCKS - 99.8%
	CONSUMER DISCRETIONARY - 16.8%
	Automobiles - 9.8%
12,897	Ferrari NV	$1,424,861
	Diversified Consumer Services - 0.6%
6,360	Laureate Education, Inc. - Cl. A *	92,538
	Hotels, Restaurants & Leisure - 1.9%
12,150	Red Rock Resorts, Inc. - Cl. A	281,394
	Media - 2.2%
11,920	Altice USA, Inc. - Cl. A *	325,535
	Specialty Retail - 2.3%
4,200	Camping World Holdings, Inc. - Cl. A	171,108
4,070	Floor & Decor Holdings, Inc. - Cl. A *	158,445
		329,553
		2,453,881
	CONSUMER STAPLES - 7.3%
	Food & Staples Retailing - 7.3%
15,252	Performance Food Group Co. *	430,869
24,071	US Foods Holding Corp. *	642,696
		1,073,565
	ENERGY - 4.2%
	Oil, Gas & Consumable Fuels - 4.2%
6,730	Antero Midstream GP LP	137,763
21,632	Extraction Oil & Gas, Inc. *	332,917
10,249	Jagged Peak Energy, Inc. *	140,001
		610,681
	FINANCIALS - 14.1%
	Commercial Banks - 2.0%
9,552	First Hawaiian, Inc.	289,330
	Insurance - 7.1%
19,315	Athene Holding, Ltd. - Cl. A *	1,039,920
	Real Estate Investment Trusts (REITs) - 5.0%
15,824	Invitation Homes, Inc.	358,413
12,461	MGM Growth Properties LLC - Cl. A	376,447
		734,860
		2,064,110
	HEALTH CARE - 4.5%
	Biotechnology - 2.9%
4,130	BeiGene, Ltd. - ADR *	427,290
	Health Care Technology - 1.6%
6,559	Cotiviti Holdings, Inc. *	235,993
		663,283
	INDUSTRIALS - 12.2%
	Air Freight & Logistics - 5.1%
53,474	ZTO Express Cayman, Inc. - ADR * (a)	750,775
	Airlines - 0.8%
4,500	Azul SA - ADR *	123,525
	Building Products - 2.4%
9,805	JELD-WEN Holding, Inc. *	348,274
	Commercial Services & Supplies - 1.4%
7,818	Advanced Disposal Services, Inc. *	196,935
	Machinery - 1.5%
7,700	Gardner Denver Holdings, Inc. *	211,904

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 7

Renaissance IPO ETF
Portfolio of Investments
September 30, 2017

Shares		Value (US$)
	Road & Rail - 1.0%
5,820	Schneider National, Inc. - Cl. B	$147,246
		1,778,659
	INFORMATION TECHNOLOGY - 34.3%
	Computers & Peripherals - 1.8%
16,637	Pure Storage, Inc. - Cl. A *	266,026
	Internet Software & Services - 6.6%
2,550	Cloudera, Inc. * (a)	42,381
6,576	Match Group, Inc. * (a)	152,498
4,350	MuleSoft, Inc. - Cl. A *	87,609
10,152	Nutanix, Inc. - Cl. A * (a)	227,303
2,410	Okta, Inc. *	67,986
5,425	Trivago NV - ADR * (a)	58,861
11,111	Twilio, Inc. - Cl. A * (a)	331,663
		968,301
	IT Services - 16.8%
66,439	First Data Corp. - Cl. A *	1,198,560
43,736	Square, Inc. - Cl. A *	1,260,034
		2,458,594
	Semiconductors & Semiconductor Equipment - 1.1%
3,301	Acacia Communications, Inc. * (a)	155,477
	Software - 8.0%
13,151	Atlassian Corp. PLC - Cl. A *	462,257
6,636	LINE Corp. - ADR * (a)	240,223
32,544	Snap, Inc. - Cl. A * (a)	473,190
		1,175,670
		5,024,068
	MATERIALS - 6.4%
	Chemicals - 5.9%
36,915	Valvoline, Inc.	865,657
	Containers & Packaging - 0.5%
3,330	Ardagh Group SA	71,295
		936,952
	TOTAL COMMON STOCKS (Cost - $14,086,739)	14,605,199
	SHORT-TERM INVESTMENTS - 12.1%
1,768,593	State Street Navigator Securities Lending Government Money Market Portfolio (b)	1,768,593
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,768,593)	1,768,593
	TOTAL INVESTMENTS - 111.9% (Cost - $15,855,332) (c)	$16,373,792
	LIABILITIES LESS OTHER ASSETS - (11.9) %	(1,735,778)
	NET ASSETS - 100.0%	$14,638,014

*	Non-income producing security.

(a)	Securities (or a portion of the security) on loan. As of September 30, 2017, the market value of securities loaned was $1,824,212. The loaned securities were secured with cash collateral of $1,768,593 and non-cash collateral with a value of $102,143. The non-cash collateral received consists primarily of government securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Represents investments of cash collateral received in connection with securities lending.

(c)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $15,865,245. At September 30, 2017, net appreciation for all securities was $508,547. This consists of aggregate gross unrealized appreciation of $677,579 and aggregate gross unrealized depreciation of $169,032.

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 8

Renaissance International IPO ETF
Portfolio of Investments
September 30, 2017

Shares		Value (US$)
	COMMON STOCKS - 99.8%
	BRAZIL - 1.0%
4,680	Atacadao Distribuicao Comercio e Industria Ltda *	$22,919

	BRITAIN - 15.2%
20,540	ConvaTec Group PLC (a)	75,387
13,815	CYBG PLC *	56,240
1,279	Metro Bank PLC *	57,928
29,347	Worldpay Group PLC (a)	160,053
		349,608
	CANADA - 4.7%
4,675	Hydro One, Ltd. (a)	85,126
1,610	Kinder Morgan Canada, Ltd. (a)	22,348
		107,474
	CHINA - 9.9%
10,999	China International Capital Corp., Ltd. - Cl. H (a)	22,388
14,290	China Merchants Securities Co., Ltd. - Cl. H (a)	23,671
104,527	China Reinsurance Group Corp. - Cl. H	23,149
25,910	China Resources Pharmaceutical Group, Ltd. (a)	30,780
14,120	CSC Financial Co., Ltd. - Cl. H (a)	13,014
32,154	Dali Foods Group Co., Ltd. (a)	23,051
3,904	Everbright Securities Co., Ltd. - Cl. H (a)	5,308
9,980	Guotai Junan Securities Co., Ltd. - Cl. H * (a)	21,515
21,190	Meitu, Inc. * (a)	30,110
12,812	Orient Securities Co., Ltd. - Cl. H (a)	13,400
40,580	Tianhe Chemicals Group, Ltd. * (a) (b)	—
3,100	Wuxi Biologics Cayman, Inc. * (a)	15,656
22,080	Zhongyuan Bank Co., Ltd. - Cl. H * (a)	6,840
		228,882
	DENMARK - 8.0%
2,360	Orsted AS (a)	135,088
1,880	Nets AS * (a)	48,670
		183,758
	FRANCE - 3.7%
1,270	ALD SA * (a)	20,489
767	Amundi SA (a)	63,746
		84,235
	GERMANY - 14.3%
2,048	Covestro AG (a)	176,094
580	Delivery Hero AG * (a)	22,964
533	Hapag-Lloyd AG * (a)	22,521
2,000	Innogy SE (a)	89,009
1,117	Schaeffler AG - (Preference Shares)	18,020
		328,608
	INDIA - 3.1%
1,040	Avenue Supermarts, Ltd. * (a)	17,291
4,040	ICICI Prudential Life Insurance Co., Ltd. (a)	24,035
620	InterGlobe Aviation, Ltd. (a)	10,389
610	PNB Housing Finance, Ltd. (a)	13,599
660	RBL Bank, Ltd. (a)	5,133
		70,447
	IRELAND - 2.8%
10,620	Allied Irish Banks PLC	63,826

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 9

Renaissance International IPO ETF
Portfolio of Investments
September 30, 2017

Shares		Value (US$)
	ITALY - 2.3%
7,217	Poste Italiane S.p.A. (a)	$53,141

	JAPAN - 11.0%
6,384	Japan Post Bank Co., Ltd.	78,860
6,552	Japan Post Holdings Co., Ltd.	77,384
1,013	Japan Post Insurance Co., Ltd.	21,705
2,500	Kyushu Railway Co.	74,317
		252,266
	MEXICO - 0.5%
6,880	Becle SAB de CV *	11,538

	NETHERLANDS - 12.5%
5,447	ABN AMRO Group NV (a)	163,134
1,842	ASR Nederland NV	73,682
1,273	Philips Lighting NV (a)	51,381
		288,197
	SINGAPORE - 0.8%
3,260	BOC Aviation, Ltd. (a)	17,695

	SOUTH KOREA - 6.2%
660	Celltrion Healthcare Co., Ltd. *	31,981
380	Doosan Bobcat, Inc.	12,126
280	Netmarble Games Corp. * (a)	37,037
210	Samsung Biologics Co., Ltd. * (a)	61,881
		143,025
	SPAIN - 1.4%
2,430	Gestamp Automocion SA * (a)	15,388
5,870	Prosegur Cash SA * (a)	17,657
		33,045
	SWITZERLAND - 2.0%
330	VAT Group AG * (a)	45,665

	TAIWAN - 0.4%
15,850	FIT Hon Teng, Ltd. * (a)	10,206

	TOTAL COMMON STOCKS (Cost - $1,934,718)	2,294,535
	TOTAL INVESTMENTS - 99.8% (Cost - $1,934,718) (c)	$2,294,535
	LIABILITIES LESS OTHER ASSETS - 0.2%	5,012
	NET ASSETS - 100.0%	$2,299,547

*	Non-income producing security.

(a)	144A Security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)	Security has been deemed worthless by the Advisor in accordance with the valuation policies and procedures approved by the Board of Trustees. The Advisor has determined this security to be a Level 3.

(c)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $1,943,873. At September 30, 2017, net appreciation for all securities was $350,662. This consists of aggregate gross unrealized appreciation of $401,996 and aggregate gross unrealized depreciation of $51,334.

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 10

Renaissance IPO ETFs
Statement of Assets and Liabilities
September 30, 2017

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF
Assets
Investment Securities
At Cost	$15,855,332	$1,934,718
At Value*	16,373,792	2,294,535
Cash	42,419	3,313
Foreign Cash, at Value (Cost $0 and $757, respectively)	—	755
Dividends Receivable	5,340	5,218
Total Assets	16,421,551	2,303,821
Liabilities
Payable Upon Receipt of Securities Loaned	1,768,593	—
Payable for Capital Gains Tax	—	1,266
Accrued Management Fees	14,944	3,008
Total Liabilities	1,783,537	4,274
Net Assets	$14,638,014	$2,299,547
Net Assets Consist of:
Paid-in-Capital	$16,618,205	$2,150,294
Accumulated Net Investment Income	—	(1,014)
Accumulated Net Realized Loss on Investments and Foreign Currency	(2,498,651)	(208,349)
Net Unrealized Appreciation on Investments and Foreign Currency	518,460	358,616
Total Net Assets	$14,638,014	$2,299,547
Net Asset Value Per Share	$26.61	$23.00
Shares Outstanding (no par value, unlimited amount authorized)	550,000	100,001
* Includes investments in securities on loan, at value	$1,824,212	$—

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 11

Renaissance IPO ETFS
Statement of Operations
For the Year Ended September 30, 2017

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF
Investment Income
Dividends (net of foreign tax withheld of $181 and $5,920, respectively)	$98,951	$42,044
Securities Lending Income	59,084	567
Total Investment Income	158,035	42,611
Expenses
Management Fees	80,926	16,143
Net Investment Income	77,109	26,468
Net Realized and Unrealized Gain on Investments and Foreign Currency
Net Realized Gain (Loss) on Investments	608,227	(21,201)
Net Realized Gain (Loss) on In-Kind Transactions	2,218,487	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(3,563)
Net Change in Unrealized Appreciation (Depreciation) on Investments	247,552	370,076
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translations	—	99
Deferred Foreign Capital Gains Taxes	—	(1,266)
Net Realized and Unrealized Gain on Investments and Foreign Currency	3,074,266	344,145
Net Increase in Net Assets Resulting from Operations	$3,151,375	$370,613

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 12

Renaissance IPO ETF
Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations
Net Investment Income	$77,109	$63,219
Net Realized Gain (Loss) on Investments and Foreign Currency	608,227	(3,240,579)
Net Realized Gain (Loss) on Investments	2,218,487	(142,264)
Net Change in Unrealized Appreciation of Investments	247,552	3,735,973
Net Increase in Net Assets Resulting from Operations	3,151,375	416,349
Distributions to Shareholders From
Net Investment Income	(76,366)	(66,974)
Fund Share Transactions
Proceeds from Shares Sold	13,120,200	—
Cost of Shares Redeemed	(14,247,799)	(8,616,024)
Other Capital (Note 4)	—	1,750
Net Decrease in Net Assets from Fund Share Transactions	(1,127,599)	(8,614,274)
Total Increase (Decrease) in Net Assets	1,947,410	(8,264,899)
Net Assets
Beginning of Period	12,690,604	20,955,503
End of Period*	$14,638,014	$12,690,604
* Includes Accumulated Net Investment Income of	$—	$—
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	500,000	—
Number of Shares Redeemed	(550,000)	(450,000)
Net Decrease in Fund Shares	(50,000)	(450,000)

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 13

Renaissance International IPO ETF
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
Increase (Decrease) in Net Assets from Operations
Net Investment Income	$26,468	$36,960
Net Realized Loss on Investments and Foreign Currency	(24,764)	(152,166)
Net Change in Unrealized Appreciation of Investments	368,909	183,457
Net Increase in Net Assets Resulting from Operations	370,613	68,251
Distributions to Shareholders From
Net Investment Income	(21,102)	(31,470)
Fund Share Transactions
Proceeds from Shares Sold	—	—
Cost of Shares Redeemed	—	—
Net Increase (Decrease) in Net Assets from Fund Share Transactions	—	—
Total Increase in Net Assets	349,511	36,781
Net Assets
Beginning of Period	1,950,036	1,913,255
End of Period*	$2,299,547	$1,950,036
* Includes Accumulated Net Investment Income (Loss) of	$(1,014)	$(2,817)
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	—	—
Number of Shares Redeemed	—	—
Net Increase (Decrease) in Fund Shares	—	—

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 14

Renaissance IPO ETF
Financial Highlights
For a Share Outstanding Throughout the Period

	Year Ended			Period Ended
	September 30,			September 30,
	2017	2016	2015	2014(1)
Net Assets Value, Beginning of Period	$21.15	$19.96	$22.98	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.13	0.08	0.07	0.06
Net Realized and Unrealized Gain (Loss)	5.45	1.21	(2.57)	2.98
Total from Investment Operations	5.58	1.29	(2.50)	3.04
Other Capital(2)	0.00 *	0.00 *	0.00 *	0.00	*
Distribution to Shareholders From Net Investment Income	(0.12)	(0.10)	(0.07)	(0.06)
Realized Gain on Investments	—	—	(0.45)	—
Net Asset Value, End of Period	$26.61	$21.15	$19.96	$22.98
Total Return(3)	26.45%	6.50%	(11.18)%	15.22%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$14,638	$12,691	$20,956	$33,325
Ratio of Net Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	% (4)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.41%	0.30%	0.30	% (4)
Portfolio Turnover Rate(5)	159%	109%	86%	127%

(1)	Commenced operations October 14, 2013.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

*	Per share amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 15

Renaissance International IPO ETF
Financial Highlights
For a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	September 30,		September 30,
	2017	2016	2015(1)
Net Assets Value, Beginning of Period	$19.50	$19.13	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.26	0.37	0.24
Net Realized and Unrealized Gain (Loss)	3.45	0.31	(0.87)
Total from Investment Operations	3.71	0.68	(0.63)
Distribution to Shareholders From Net Investment Income	(0.21)	(0.31)	(0.24)
Net Asset Value, End of Period	$23.00	$19.50	$19.13
Total Return(3)	19.08%	3.73%	(3.24)%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$2,300	$1,950	$1,913
Ratio of Net Expenses to Average Net Assets	0.80%	0.80%	0.80	% (4)
Ratio of Net Investment Income to Average Net Assets	1.31%	1.95%	1.18	% (4)
Portfolio Turnover Rate(5)	88%	81%	101%

(1)	Commenced operations October 6, 2014.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 16

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017

The Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and collectively, the “Funds”) are a series of Renaissance Capital Greenwich Funds (“the Trust”), a Delaware Trust, operating as a registered, non-diversified, open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust, organized on February 3, 1997, may issue an unlimited number of shares of the Funds. The shares of the Funds are referred to herein as “Shares.”

The Trust currently consists of three series: an open-end mutual fund and the Funds. The Renaissance IPO ETF commenced operations on October 14, 2013 and the Renaissance International IPO ETF commenced operations on October 6, 2014. The financial statements herein relate solely to those of the Funds.

The Funds are exchange-traded funds (“ETFs”). As ETFs, the Funds trade like other publicly-traded securities and are designed to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), Shares of the Funds may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. The Shares of the Funds are listed on the NYSE Arca (the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

A. FOREIGN CURRENCY TRANSLATIONS: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

B. SECURITY VALUATION: The values of the Funds’ securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board of Trustees (the “Board”). There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Adviser, Renaissance Capital LLC (the “Advisor”), and/or the Fund’s Administrator, State Street Bank and Trust, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; (iii) short-term instruments with maturities of 60 days or less at the date of the purchase are valued at amortized cost, which approximates fair value; short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost; and (iv) determinations of value by one or more pricing services for a security or securities deemed comparable. The Funds may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the NAV of the Funds and the prices used by each of the Funds’ benchmark indices, the Renaissance IPO Index and the Renaissance International IPO Index, respectively (the “Indices”). This may adversely affect the Funds’ ability to track the Indices.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 17

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2017, all of the Funds’ investments were valued based on Level 1 inputs, except as noted and detailed on the Portfolio of Investments.

It is the Funds’ policy to record transfers in to or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no significant transfers in to or out of any level during the current period presented.

C. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on an accrual basis.

D. INVESTMENT TRANSACTIONS: Security transactions are accounted for on a trade date basis for financial reporting purposes. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2. FEDERAL INCOME TAXES: It is the Funds’ intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to relieve them from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years (current and prior years, as applicable) or expected to be taken in the Funds’ 2017 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments. The components of accumulated earnings on a tax basis were as follows:

Renaissance IPO ETF	2017
Undistributed Ordinary Income	$—
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	(2,256,854)
Post October and Late Year Losses	(231,884)
Unrealized Appreciation	508,547
Total Accumulated Earnings	$(1,980,191)

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 18

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

Renaissance International IPO ETF	2017
Undistributed Ordinary Income	$—
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	(199,194)
Post October and Late Year Losses	(1,014)
Unrealized Appreciation	349,461
Total Accumulated Earnings	$149,253

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss on investments and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales, deferred foreign capital gain taxes and adjustments for real estate investment trusts and partnerships.

Capital loss carry forwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed. As of September 30, 2017, the Renaissance IPO ETF and Renaissance International IPO ETF had non-expiring short term capital loss carry forwards of $16,435 and $130,136, respectively and long term capital loss carry forwards of $2,240,419 and $69,058, respectively. For the year ended September 30, 2017, the Renaissance IPO ETF utilized capital loss carryover in the amount of $857,617.

The Renaissance IPO ETF has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. As of September 30, 2017, Renaissance IPO ETF has post October loss deferrals of $231,884.

As of September 30, 2017, Renaissance International IPO ETF has late year ordinary loss deferrals of $1,014.

For the year ended September 30, 2017, the Renaissance IPO ETF and the Renaissance International IPO ETF reclassified non-taxable security gain realized on the in-kind redemption of Creation Units (Note 4) as an increase to paid-in-capital in the Statement of Assets and Liabilities in the amounts of $2,218,487 and $0, respectively.

The tax character of distributions paid during the year ended September 30, 2017 was ordinary income of $76,366 and $21,102 for the Renaissance IPO ETF and Renaissance International IPO ETF, respectively. The tax character of distributions paid during the year ended September 30, 2016 was ordinary income of $66,974 and $31,470 for the Renaissance IPO ETF and Renaissance International IPO ETF, respectively.

A. DISTRIBUTIONS TO SHAREHOLDERS: The Funds will normally distribute substantially all of their net investment income at least annually. Any realized net capital gains will be distributed annually. The Funds may also pay a special distribution at any time to comply with U.S. federal tax requirements. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Permanent book and tax differences resulted in reclassifications for the fiscal year ended September 30, 2017 as follows:

Increase (Decrease) to
		Increase (Decrease) to	Accumulated Net Realized
	Increase (Decrease) to	Accumulated Net	Gain on Investments and
	Paid-In Capital	Investment Loss	Foreign Currency
Renaissance IPO ETF	$ 2,201,767	$ (743)	$ (2,201,024)
Renaissance International IPO ETF	—	(3,563)	3,563

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 19

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

3.	FEES AND EXPENSES

A. MANAGEMENT FEE: The Advisor serves as investment advisor to the Funds pursuant to an investment management agreement between the Trust and the Advisor (the “Investment Management Agreement”). Under the Investment Management Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages the investment of the Funds’ assets. The Advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to a Supervision and Administration Agreement between the Trust, on behalf of the Funds, and the Advisor, the Advisor oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Funds to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Advisor also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Funds.

Pursuant to the terms of each of the Investment Management Agreement and the Supervision and Administration Agreement, the Trust has agreed to indemnify the Advisor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Investment Management Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

As compensation for its services, the Advisor is paid a monthly management fee for providing investment advisory, supervisory, administrative and other services the Funds require under an all-in fee structure based on a percentage of the Funds’ average daily net assets at the annual rate of 0.60% for Renaissance IPO ETF and 0.80% for Renaissance International IPO ETF.

The Funds also bear certain other expenses, which are specifically excluded from being covered under the management fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Funds. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement.

B. DISTRIBUTION AND SERVICING FEES: Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Shares of the Funds. The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of their Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of the Funds’ average daily net assets each year. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Funds’ assets on an ongoing basis, these fees will increase the cost of your investment in the Funds.

4. SHAREHOLDER TRANSACTIONS: The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. Creation Units are sold to and from institutional brokers through participation agreements. Except when aggregated in Creation Units, Shares of the Funds are not redeemable. Such transactions generally consist of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise the Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Funds, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Funds to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Funds (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Funds and ends on the next ex-dividend date. Transactions in capital shares for the Funds are disclosed in detail in the Statements of Changes in Net Assets.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 20

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

A fixed transaction fee of $500 per Creation Unit for the Renaissance IPO ETF and $1,000 per Creation Unit for the Renaissance International IPO ETF, regardless of the number of Creation Units that are created or redeemed on the same day, is charged to the institutional broker creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and are used to defray related expenses. The amounts are included in Other Capital on the Statements of Changes in Net Assets.

5. INDEMNIFICATION: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Funds. In addition, in the normal course of business , the Funds may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the risk of loss due to these warranties appears to be remote.

6. INVESTMENT TRANSACTIONS: For the year ended September 30, 2017, the Renaissance IPO ETF had in-kind contributions of $13,410,863, in-k ndi redemptions of $14,754,832, and an in-kind net realized gain of $2,218,487. For the year ended September 30, 2017, the Renaissance International IPO ETF did not have any in-kind transactions.

The in-kind contributions and in-kind redemptions shown above may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The amounts shown above represent the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

The length of time the Funds have held a particular security is not generally a consideration in investment decisions. A change in the securities held by each Fund is known as “portfolio turnover.” The Funds may engage in frequent and active trading of portfolio securities to achieve their investment objective, including, without limitation, to reflect changes in the component securities of the Index, such as reconstitutions or additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by the Funds are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover involves correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. The portfolio turnover rates are reported in the Financial Highlights.

For the year ended September 30, 2017, the Renaissance IPO ETF made purchases with a cost of $21,397,398 and sales with proceeds of $21,190,163 of investment securities (excluding short-term securities) and the Renaissance International IPO ETF made purchases with a cost of $1,780,597 and sales with proceeds of $1,781,558 of investment securities (excluding short-term securities).

7. SECURITIES LENDING: The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% for U.S. securities and 105% for international securities of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Funds will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Funds) or become insolvent. The Funds may pay fees to the party arranging the loan of securities. In addition, the Funds will bear the risk of loss of any cash collateral that it invests. The Funds will then invest the cash collateral received in the State Street Navigator Securities Lending Government Money Market Portfolio, and record a liability for the return of the collateral, during the period the securities are on loan. The Funds are subject to a lending limit of 33 % of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Funds have the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments. The lending fees and the Funds’ portion of the interest income earned on the cash collateral are included on the Statements of Operations as securities lending income.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 21

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

See the Portfolio of Investments for information about the value of the securities on loan and their related collateral. The loaned securities are subject to enforceable netting arrangements and as of September 30, 2017, the value of the related collateral exceeded the value of the securities loaned.

Gross Amounts not offset in the Statement of Financial Position
		Gross	Net Amounts
		Amounts	Presented in
	Gross	Offset in the	the
	Amounts	Statement of	Statement of			Collateral
	of Recognized	Financial	Financial	Financial		Pledged	Net
Securities Lending	Liabilities	Position	Position	Instruments		(Received)	Amount
Renaissance IPO ETF	1,768,593	—	1,768,593	1,768,593	(a)	—	—

(a) Collateral for securities on loan is included in the Schedule of Investments

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended September 30, 2017:

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2017
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,768,593	$—	$—	$—	$1,768,593
Total Borrowings	$1,768,593	$—	$—	$—	$1,768,593
Gross amount of recognized liabilities for securities lending transactions					$1,768,593

8. PRINCIPAL RISKS: Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Funds. In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of selected principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Funds’ Prospectus.

A. RISK OF INVESTING IN IPOs. The Funds invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors, widely available research coverage and may have a limited operating history. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Indices. The price of stocks included in the Indices may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

B. FINANCIAL SECTOR RISK. Financial companies frequently represent the largest sector in the Renaissance International IPO Index. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

C. INFORMATION TECHNOLOGY RISK. Information technology companies frequently represent the largest sector in the Renaissance IPO Index. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 22

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

D. SMALL AND MID-CAPITALIZATION COMPANY RISK. The Funds invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

E. DEPOSITARY RECEIPT RISK. The Funds may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. GDRs are certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally through the various bank branches. Sponsored ADRs or GDRs are issued with the support of the issuer of the foreign stock underlying the ADRs or GDRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs and GDRs in the Funds’ portfolios are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Funds’ portfolios. In addition, because the underlying securities of ADRs or GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs or GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Funds.

F. REIT RISK. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in foreign, national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a Real Estate Investment Trust (a “REIT”) that fails to comply with foreign or domestic tax requirements affecting REITs may be subject to income taxation, including the U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Funds invest in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company.

G. PARTNERSHIP UNIT RISK. Investments in partnership units, such as master limited partnerships and trusts, involve risks that differ from an investment in common stock. Holders of partnership units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in partnership units. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a partnership, including a conflict arising as a result of incentive distribution payments.

H. NON-U.S. ISSUER RISK. Certain companies in which the Funds may invest may be non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers. Current political uncertainty surrounding the European Union (the “EU”) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 23

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

J. EQUITY SECURITIES RISK. The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Funds participate, or factors relating to specific issuers in which the Funds invest. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

K. MARKET RISK. The prices of the securities in the Funds are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Funds may lose money.

L. INDEX TRACKING RISK. The Funds’ returns may not match the returns of the Indices for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of its Index. Because the Funds bear the costs and risks associated with buying and selling securities while such costs and risks are not factored into the returns of the Indices, the Funds’ returns may deviate significantly from the returns of the Indices. In addition, the Funds may not be able to invest in certain securities included in the Indices, or invest in them in the exact proportions in which they are represented in the Indices, due to legal restrictions or other limitations. To the extent that a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices, a Fund’s ability to track its Index may be adversely affected.

M. REPLICATION MANAGEMENT RISK. An investment in the Funds involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Funds are not “actively” managed, unless a specific security is removed from one of the Indices, the Funds generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Funds’ performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

N. PREMIUM/DISCOUNT RISK. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

O. NON-DIVERSIFIED RISK. The Funds are classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Funds’ NAV and may make the Funds more volatile than more diversified funds. The Funds may be particularly vulnerable to this risk because they seek to replicate indices that are comprised of a limited number of securities.

P. CONCENTRATION RISK. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent its Index concentrates in a particular sector or sectors or industry or group of industries. The Funds may be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Funds to a greater extent than if the Funds’ assets were invested in a wider variety of sectors or industries.

Q. SECURITIES LENDING RISK. The Funds may engage in securities lending. Securities lending involves the risk that the fund may lose money because the borrower of the Funds’ loaned securities fails to return the securities in a timely manner or at all. The Funds could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Funds.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 24

Renaissance IPO ETFs
Notes to Financial Statements
For the Year Ended September 30, 2017 (continued)

R. CUSTODY RISK. The Renaissance International IPO ETF invests in securities on non-U.S. exchanges. Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

S. CURRENCY RISK. The Funds hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds’ investment and the value of the Funds’ Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

T. VALUATION RISK. The sales price the Renaissance International IPO ETF could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Renaissance International IPO Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Renaissance International IPO ETF portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

U. AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other authorized participant is able to step forward to create or redeem Creation Units (as defined above), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

9. SUBSEQUENT EVENTS: The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 25

Renaissance IPO ETFs
Other Information (Unaudited)
For the Year Ended September 30, 2017

Proxy Voting Policies and Procedures and Records

Information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-486-6645 or by referring to the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866- 486-6645.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund during the past calendar year, when available can be found at www.renaissancecapital.com.

Cost of Investing

Shareholders of the Funds will incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help the shareholder understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2017.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Renaissance IPO ETF charges a transaction fee of $500 per Creation Unit and the Renaissance International IPO ETF charges a transaction fee of $1,000 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 26

Renaissance IPO ETFs
Other Information (Unaudited)
For the Year Ended September 30, 2017 (continued)

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	(4/1/17-	Annualized
	(4/1/17)	(9/30/17)	9/30/17)	Expense Ratio
Renaissance IPO ETF
Actual	$ 1,000	$ 1,156	$ 3.24	0.60%
Hypothetical	$ 1,000	$ 1,022	$ 3.04	0.60%
(5% return before expenses)
Renaissance International IPO ETF
Actual	$ 1,000	$ 1,174	$ 4.36	0.80%
Hypothetical	$ 1,000	$ 1,021	$ 4.05	0.80%
(5% return before expenses)

*	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.

Additional Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

Dividend Received Deduction

The percentage of distributions which qualify for the corporate dividends received is 100% and 100% for the Renaissance IPO ETF and Renaissance International IPO ETF Fund, respectively.

Foreign Taxes Credit

Renaissance International IPO ETF Fund designates $5,129 as foreign taxes paid and $47,965 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended September 30, 2017 is considered qualified dividend income, and is eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Renaissance IPO ETF Fund and Renaissance International IPO ETF Fund had qualified dividend income of $64,962 and $26,231, respectively, for the period ended September 30, 2017.

Long Term Capital Gains

Renaissance IPO ETF had no long term capital gain dividends during the year ended September 30, 2017. Renaissance International IPO ETF had no long term capital gain dividends during the year ended September 30, 2017.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 27

Trustees and Officers (Unaudited)

Name Address Date of Birth	Position(s) Held with Trust	Length of Service¹	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen²	Other Directorships Held
Independent Trustees
Warren K. Greene* 165 Mason Street Greenwich, CT 06830 02/36	Independent Trustee	Since December 1997	President – American Investors Fund, LLC (July 2006 – Present)	3	EII Realty Securities Trust
Walter E. Auch Jr.* 165 Mason Street Greenwich, CT 06830 03/45	Independent Trustee	Since August 2013	Managing Director – Auch Company, LLC (2001-2015); Senior Vice President – HJ Sims & Co., Inc. (2013-2016)	3	None
Interested Trustee and Officers
Kathleen Shelton Smith[3] 165 Mason Street Greenwich, CT 06830 05/54	Interested Trustee, Chairman, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer, Vice President, Treasurer and Secretary of Renaissance Capital LLC, Renaissance Capital Investments Inc. and Renaissance Capital International, LLC	3	None
William K. Smith[4] 165 Mason Street Greenwich, CT 06830 05/51	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
Linda R. Killian 165 Mason Street Greenwich, CT 06830 08/50	Chief Investment Officer, Vice President, Secretary	Since December 1997	Vice President and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None

1	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

2	The Fund Complex consists of the Global IPO Fund, Renaissance IPO ETF and Renaissance International IPO ETF, each a series of the Trust.

3	“Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

4	Mr. Smith is the spouse of Kathleen Shelton Smith.

The Funds’ Statement of Additional Information (SAI) includes information about each Fund’s trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-866-486-6645.

*	Member of the Audit Committee.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 28

Renaissance Capital’s Privacy Statement

Revised August 2013

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number

●         account balances

●         account transactions

●         transaction history

●         wire transfer instructions

●         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 203-622-2978 or go to www.renaissancecapital.com

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 29

What we do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

●     open an account

●     provide account information

●     give us your contact information

●     make a wire transfer

●     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include: Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 30

Item 2. Code of Ethics

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Adviser
FY 09/30/17	$39,000	N/A
FY 09/30/16	$39,000	N/A

(b)	Audit-Related Fees
	Registrant	Adviser
FYE 09/30/17	$0	N/A
FYE 09/30/16	$0	N/A

(c)	Tax Fees
	Registrant	Adviser
FYE 09/30/17	$7,500	N/A
FYE 09/30/16	$7,500	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Adviser
FYE 09/30/17	$0	N/A
FYE 09/30/16	$0	N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FYE 09/30/2017	$7,500	N/A
FYE 09/30/2016	$7,500	N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s Audit Committee are Warren K. Greene and Walter E. Auch, Jr.

Item 6. Schedule of Investments

Schedule of Investments is included as part of Item 1 of the Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, a Nominating Committee Charter and Procedures were adopted by the Board of the registrant at its May 19, 2017 meeting. With respect to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, the Nominating Committee Charter and Procedures state:

“While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust at the Trust’s principal office. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written and signed consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Shareholder recommendations not properly submitted in accordance with these procedures will not be considered by the Committee. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient nominee candidate submission or to exclude a candidate from consideration.”

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to the filing.

(a)(4) Not applicable.

(b)       The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENAISSANCE CAPITAL GREENWICH FUNDS

By: /s/ William K. Smith

William K. Smith,

President

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William K. Smith

William K. Smith,

President

Date: December 7, 2017

By: /s/ Kathleen S. Smith

Kathleen S. Smith,

Chairman of the Board, Treasurer

Date: December 7, 2017